UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 14, 2023
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MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices)

Registrant’s telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.03.
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 14, 2023, the Board of Directors (the “Board”) of Mattel, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.
The amendments update the procedural and disclosure requirements for stockholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at annual or special meetings of stockholders, specify the types of financial transactions involving the Company’s equity securities that a stockholder is required to disclose, and set forth certain informational requirements applicable to individuals who, directly or indirectly, control stockholders that are entities.
In addition, the amendments specify that any information or communication with respect to a stockholder’s nomination or proposal of other business that is materially inaccurate or incomplete will be deemed not to have been provided, and that a failure to provide any required disclosure or comply with such other requirements will result in a stockholder’s nomination or proposal of other business being disregarded. The amendments also require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white.
The amendments update various provisions of the Bylaws to reflect changes in Delaware law permitting the electronic transmission of notices and consents, require that all in-person voting at any meeting of the stockholders must be by a stock vote, and include various conforming, technical, and other non-substantive changes.
The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Bylaws of Mattel, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Dated: September 15, 2023